Revised Fiscal 2018 Q1 Investor Call Presentation

November 6, 2017

Northeast
BANCORP

Forward-Looking Statement

Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although Northeast believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates and real estate values; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; changing government regulation; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; the risk that the Company may not be successful in the implementation of its business strategy; the risk that intangibles recorded in the Company's financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. These statements speak only as of the date of this presentation and the Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events.

Q1 FY18 Highlights

	Q1 FY18
Total Loan Volume	$74.4 million
LASG:	
Purchased Loans	$3.7 million invested on $4.3 million of UPB[1] (84.6% purchase price)
Originated Loans	$40.8 million
Community Bank:	
Residential Mortgage Originations	$21.8 million
Commercial Originations	$0.3 million
SBA:	
Originations[2]	$7.8 million
Sales	$9.1 million
Gain on Sale	$1.0 million
Net Interest Margin	5.13%
Purchased Loan Yield[3]	12.28%
Share Repurchases[4]	None
Earnings	$4.6 million
EPS (Diluted)	$0.50
Return on Equity	14.61%
Return on Assets	1.71%

Northeast BANCORP

(1) Unpaid principal balance
(2) SBA originations during Q1 FY18 include funded loans of $5.9 million
(3) Purchased loan yield for Q1 FY18 included $2.8 million of transactional interest income
(4) From the inception of the repurchase program, the Company has purchased 1,970,000 shares at a $10.05 average repurchase price

Loan Purchasing Capacity By Trailing 5 Quarters[1]



Millions
$140
$120
$100
$80
$60
$40
$20
$-
$90.6
$91.6
$101.0
$111.9
$126.5
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18

Northeast BANCORP

(1) Every dollar of originations creates 0.67 dollars of purchased loan capacity

CRE Activity and Capacity By Trailing 5 Quarters


Millions
$500
$400
$300
$200
$100
$0
$248.6
$280.1
$265.1
$272.3
$257.0
$200.6
$222.2
$217.1
$225.7
$217.0
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Capacity under Regulatory Conditions
$207.1 million
Owner Occupied CRE is not subject to regulatory conditions
Owner Occupied CRE
Non-Owner Occupied CRE

Northeast BANCORP

LASG Activity By Trailing 5 Quarters



Millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$13.9
$42.0
$46.0
$45.7
$7.9
$81.8
$45.1
$67.9
$3.7
$40.8
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Purchased
Originated

Northeast BANCORP

Purchased Loan Investment Basis and Discount Growth By Trailing 5 Quarters


Millions
$350
$300
$250
$200
$150
$100
$50
$0
Total UPB(1)
$269.5
Total UPB(1)
$288.5
Total UPB(1)
$268.7
Total UPB
$279.9
Total UPB(1)
$262.1
$5.1
$27.3
$237.1
$5.7
$27.8
$255.0
$5.0
$26.1
$237.6
$4.8
$28.7
$246.4
$4.3
$26.6
$231.2
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Net Investment
Accretable Discount
Non-accretable Discount

Northeast BANCORP

(1) Q1 FY 17, Q2 FY 17, Q3 FY 17 and Q1 FY 18 includes $789 thousand, $975 thousand, $974 thousand, and $1.2 million, respectively, of the guaranteed portion of SBA loans, which are held for sale

LASG Portfolio – Q1 FY18 Return Summary as of September 30, 2017[1]

	Purchased	Originated	Total
Regularly Scheduled Interest & Accretion	7.62%	6.35%	6.95%
Accelerated Accretion & Fees Recognized on Loan Payoffs	4.66%	0.00%	1.90%
Total	**12.28%**	**6.35%**	**8.85%**

(1) The total return on purchased loans represents scheduled accretion, accelerated accretion, gains on asset sales, and other noninterest income recorded during the period divided by the average invested balance, which includes loans held for sale, on an annualized basis. The total return does not include the effect of purchased loan charge-offs or recoveries in the quarter. Total return is considered a non-GAAP financial measure.

LASG Loan Portfolio Statistics as of September 30, 2017

Investment Size



>$9MM
4%
$6MM-$9MM
11%
$0-$1MM
27%
$3MM-$6MM
17%
$1MM-$3MM
41%

- Average investment size of $758k/loan

Purchased Loan Net Investment Basis %



0-60%
3%
60-70%
3%
70-80%
9%
>90%
54%
80-90%
31%

Net investment basis of 88% for purchased loans

Collateral Type



Retail
20%
Industrial
12%
Office
11%
Portfolio Finance 26%
Multifamily
10%
All Other
9%
Other CRE
5%
Hospitality
7%

Diverse collateral types focused primarily in five major real estate sectors: office, industrial, retail, hospitality, and multifamily

Collateral State



All Other
23%
CA
18%
Non Real Estate
16%
NY
22%
IL
5%
NJ
6%
FL
3%
AZ
3%
TX
4%

- Geographically diverse with collateral in 38 different states
- CA and NY represent combined 40% of portfolio

SBA Division Activity

Originations & Guaranty Sales[1]



Millions
$30
$25
$20
$15
$10
$5
$0
$15.2
$7.4
$25.3
$17.5
$22.6
$9.9
$19.0
$19.0
$7.8
$9.1
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Originations
Guaranty Sales

Net Gain on Sale[2]



Thousands
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$743
$1,734
$951
$1,866
$1,019
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18

Northeast BANCORP

(1) Loan sales include originations from both current and prior quarters
(2) Servicing asset included in net gain by quarter: Q1 FY17 - $218 thousand; Q2 FY17: $428 thousand; Q3 FY17: $193 thousand; Q4 FY17: $416 thousand; and Q1 FY18: $234 thousand

SBA Sale Pipeline


Millions
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$8.1 million in SBA guarantees
$1.0 million gain on sale, net
$9.1
$2.4
$1.5 undisbursed
$4.2
$17.2
SBA Sales- YTD
SBA loans held for sale(1)
Other SBA loans(2)
Total

(1) Represents SBA loans that are closed and fully funded (2 loans with an average guarantee balance of $1.2 million)
(2) Represents SBA loans that are closed, but not fully funded (7 loans with an average guarantee balance of $813 thousand)

Northeast BANCORP

Net Income For Trailing 5 Quarters



Thousands
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,751
$3,100
$3,461
$4,027
$4,586
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18

Northeast BANCORP

Loan Portfolio Roll Forward: Trailing Twelve Months


Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$721.4
$338.7
$7.0
$74.6
$73.9
$48.0
$260.2
$759.6
Balance at 9/30/2016
LASG Purchases & Originations
Community Bank Originations (1)
SBA Originations
Loan Sales(2)
Loans to Broker Dealers (3)
Run-Off (4)
Balance at 9/30/2017

(1) Does not include $70.9 million of residential mortgages that were originated for sale
(2) Includes $55.6 million of SBA loan sales for the trailing twelve months and the sale of a Community Banking Division commercial loan portfolio in Q3 FY 17 for $18.3 million
(3) Represents pay off of four loans to broker-dealers for $12.0 million each
(4) Run-off includes scheduled amortization, principal pay downs and payoffs

Loan Mix As of Trailing 5 Quarter Ends[1]


Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Total $729
Total $776
Total $746
Total $784
Total $769
$237
$207
$34
$117
$86
$48
$255
$231
$43
$114
$85
$48
$237
$299
$50
$106
$54
$246
$331
$53
$104
$50
$231
$341
$49
$101
$47
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
LASG Purchased
LASG Originated
SBA
Community Bank Residential/Consumer
Community Bank Commercial
Loans to Broker-Dealers

(1) Includes loans held for sale

Deposit Mix By Trailing 5 Quarter Ends



Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Total $805
Total $840
Total $849
Total $890
Total $863
$322
$336
$321
$337
$301
$302
$320
$348
$375
$381
$107
$107
$108
$108
$106
$74
$77
$72
$70
$75
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Demand
Savings and Interest Checking
Money Market
Time

Northeast BANCORP

Key Components of Income For Trailing 5 Quarters


Net Interest Income Before Loan Loss Provision
Thousands
Total $9,775
Total $11,833
Total $12,459
Total $13,757
Total $13,311
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
$1,327
$8,448
$2,943
$8,890
$2,270
$10,189
(1)
$3,480
$10,277
$2,818
$10,493
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Base Net Interest Income
Transactional Interest Income


Noninterest Income
Total $1,808
Total $2,690
Total $2,308 (2)
Total $2,890
Total $1,958
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$542
$743
$523
$337
$1,734
$619
$281
$951
$1,076
$293
$1,866
$731
$291
$1,019
$648
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Other Non Interest Income
Gain on Sale of SBA loans
Gain on Sale of Residential Loans

Northeast BANCORP

(1) Includes $203 thousand of Community Banking Division prepayment fees related to four loans in Q3 FY17
(2) Includes $365 thousand gain on sale of a Community Banking Division commercial loan portfolio in Q3 FY17

Revenue and Noninterest Expense for Trailing 5 Quarters



Millions
18
16
14
12
10
8
6
4
2
0
$11.6
$8.6
$14.5
$9.0
$14.8
$8.8
$16.6
$9.4
$15.3
$8.7
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Total Revenue(1)
Non Interest Expense

(1) Total Revenue includes net interest income before loan loss provision and noninterest income

Northeast BANCORP

Residential Mortgage Originations & Gain On Sale By Trailing 5 Quarters



Residential Mortgage Originations
Millions
$30
$25
$20
$15
$10
$5
$0
$2.6
$23.4
$0.6
$18.1
$12.3
$0.6
$18.8
$0.1
$21.7
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Originated for sale
Originated for portfolio



Residential Mortgage Gain On Sale
Thousands
$600
$500
$400
$300
$200
$100
$0
$542
$337
$281
$293
$291
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18

Northeast BANCORP

Loan Performance & Average Loan Balance For Trailing 5 Quarters

Loan Performance



15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
13.01%
13.64%
11.89%
12.28%
10.40%
(2)
5.29%
5.92%
5.89%
5.92%
5.32%
5.55%
4.07%
4.94%
5.11%
5.13%
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
NIM
Originated Loan Yield(1)
Purchased Loan Yield

Average Loan Balance For Trailing 5 Quarters[3]



Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
Total $702
Total $743
Total $763
Total $759
Total $773
$48
$422
$232
$48
$461
$234
$28
$490
$245
$522
$237
$533
$240
Q1 FY17
Q2 FY17
Q3 FY17
Q4 FY17
Q1 FY18
Purchased
Originated
Broker-dealer loans

Northeast BANCORP

(1) Excludes secured loans to broker-dealers
(2) Originated loan yield includes $203 thousand (17 bps) of Community Banking Division prepayment fees related to four loans in Q3 FY17
(3) Includes loans held for sale

Asset Quality Metrics

NPAs / Total Assets & NPLs / Total Loans



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NPAs/Assets
NPLs/Loans
1.46%
1.76%
0.96%
1.13%
1.37%
1.79%
1.78%
2.19%
6/30/15
6/30/16
6/30/17
9/30/17

Classified Commercial Loans[1]



Millions
$15.0
$10.0
$5.0
$0.0
$8.9
$4.5
$7.0
$9.6
6/30/15
6/30/16
6/30/17
9/30/17

Allowance for Loan Losses / Gross Loans



0.80%
0.60%
0.40%
0.20%
0.00%
ALL/Gross Loans
ALL/Gross Loans Adjusted (3)
0.31%
0.49%
0.34%
0.56%
0.47%
0.63%
0.53%
0.70%
6/30/15
6/30/16
6/30/17
9/30/17

NCOs / Average Loans[2]



0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.03%
0.18%
0.04%
0.03%
6/30/2015
6/30/2016
6/30/2017
9/30/2017

Northeast BANCORP

(1) Classified loans includes commercial real estate, commercial business, and construction loans risk rated under the Company's internal loan rating system
(2) Trailing twelve months of net charge-offs divided by average loans for the same period
(3) ALLL / Gross Loans Adjusted excludes loans to broker/dealers and purchased loans